UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

Banc of America Commercial Mortgage Inc. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121643-002 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-8509

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2, which was made on December 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BANC OF AMERICA COMMERCIAL MORTGAGE INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2005
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Administrator:
Thomas Stilling 312.904.6057
thomas.stilling@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Mortgage Loan Characteristics
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Page 2-5
Page 6-7

Page 10-11
Page 12-14

Historical Collateral Prepayment
Delinquent Loan Detail
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Appraisal Reduction Detail

Page 21-24

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BACM0502
BACM0502_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Jun-05
11-Jul-05
10-Jul-43
Realized Loss Detail

Parties to The Transaction
Depositor: Banc of America Commercial Mortgage Inc.
Underwriter: Banc of America Securities LLC
Master Servicer: Bank of America, N.A.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Standard & Poor's Ratings Services/Fitch, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.bankofamerica.com
www.etrustee.net

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.075073%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Remic II
Statement Date:
ABN AMRO Acct: 722769.1
862.169610593
30.257151271
0.000000000
831.912459322
2.903356356
Fixed
0.00
0.00
0.000000000
4.0410000000%
0.000000000
05947UL55
A-1
23,600,000.00
714,068.77
0.00
19,633,134.04
68,519.21
20,347,202.81
1000.000000000
0.000000000
0.000000000
1000.000000000
3.539166667
Fixed
0.00
0.00
0.000000000
4.2470000000%
0.000000000
05947UL63
A-2
137,100,000.00
0.00
0.00
137,100,000.00
485,219.75
137,100,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.842500000
Fixed
0.00
0.00
0.000000000
4.6110000000%
0.000000000
05947UL71
A-3
236,800,000.00
0.00
0.00
236,800,000.00
909,904.00
236,800,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.985833333
4.7830000000%
0.00
0.00
0.000000000
4.7830000000%
0.000000000
05947UL89
A-4
206,700,000.00
0.00
0.00
206,700,000.00
823,871.75
206,700,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.951666667
4.7420000000%
0.00
0.00
0.000000000
4.7420000000%
0.000000000
05947UL97
A-AB
66,510,000.00
0.00
0.00
66,510,000.00
262,825.35
66,510,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.047499995
4.8570000000%
0.00
0.00
0.000000000
4.8570000000%
0.000000000
05947UM21
A-5
478,931,000.00
0.00
0.00
478,931,000.00
1,938,473.22
478,931,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.094166677
4.9130000000%
0.00
0.00
0.000000000
4.9130000000%
0.000000000
05947UM39
A-M
164,234,000.00
0.00
0.00
164,234,000.00
672,401.37
164,234,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.127500023
4.9530000000%
0.00
0.00
0.000000000
4.9530000000%
0.000000000
05947UM47
A-J
108,805,000.00
0.00
0.00
108,805,000.00
449,092.64
108,805,000.00
998.019418715
0.000000000
0.000000000
997.584632440
0.030721731
0.0486957045%
0.00
0.00
0.000000000
0.0369392372%
0.000000000
N
05947UM96/U05951EA9/05947UP51
XC
1,642,344,323.00
0.00
0.00
1,638,377,457.80
50,455.66
1,639,091,526.57
1000.000000000
0.000000000
0.000000000
997.228485180
0.183630179
0.2184579655%
0.00
0.00
0.000000000
0.2203562131%
0.000000000
N
05947UM54
XP
1,602,012,000.00
0.00
0.00
1,597,572,000.00
294,177.75
1,602,012,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.984787177
4.7925250018%
0.00
0.00
0.000000000
4.7817447341%
0.000000000
05947UM62
B
43,111,000.00
0.00
0.00
43,111,000.00
171,788.16
43,111,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.009787493
4.8225250018%
0.00
0.00
0.000000000
4.8117447341%
0.000000000
05947UM70
C
16,423,000.00
0.00
0.00
16,423,000.00
65,852.74
16,423,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.059787412
4.8825250018%
0.00
0.00
0.000000000
4.8717447341%
0.000000000
05947UM88
D
28,741,000.00
0.00
0.00
28,741,000.00
116,682.35
28,741,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.158953906
5.0015250018%
0.00
0.00
0.000000000
4.9907447341%
0.000000000
05947UN20/U05951EB7/05947UP69
E
16,423,000.00
0.00
0.00
16,423,000.00
68,302.50
16,423,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.172287384
5.0175250018%
0.00
0.00
0.000000000
5.0067447341%
0.000000000
05947UN38/U05951EC5/05947UP77
F
20,530,000.00
0.00
0.00
20,530,000.00
85,657.06
20,530,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.172287168
5.0175250018%
0.00
0.00
0.000000000
5.0067447341%
0.000000000
05947UN46/U05951ED3/05947UP85
G
18,477,000.00
0.00
0.00
18,477,000.00
77,091.35
18,477,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.172287292
5.0175250018%
0.00
0.00
0.000000000
5.0067447341%
0.000000000
05947UN53/U05951EE1/05947UP93
H
18,476,000.00
0.00
0.00
18,476,000.00
77,087.18
18,476,000.00
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.075073%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Remic II
Statement Date:
ABN AMRO Acct: 722769.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.850832927
4.6210000000%
0.00
0.00
0.000000000
4.6210000000%
0.000000000
05947UN61/U05951EF8/05947UQ27
J
8,212,000.00
0.00
0.00
8,212,000.00
31,623.04
8,212,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.850832927
4.6210000000%
0.00
0.00
0.000000000
4.6210000000%
0.000000000
05947UN79/U05951EG6/05947UQ35
K
6,159,000.00
0.00
0.00
6,159,000.00
23,717.28
6,159,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.850832927
4.6210000000%
0.00
0.00
0.000000000
4.6210000000%
0.000000000
05947UN87/U05951EH4/05947UQ43
L
6,159,000.00
0.00
0.00
6,159,000.00
23,717.28
6,159,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.850832927
4.6210000000%
0.00
0.00
0.000000000
4.6210000000%
0.000000000
05947UN95/U05951EJ0/05947UQ50
M
4,106,000.00
0.00
0.00
4,106,000.00
15,811.52
4,106,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.850832927
4.6210000000%
0.00
0.00
0.000000000
4.6210000000%
0.000000000
05947UP28/U05951EK7/05947UQ68
N
2,053,000.00
0.00
0.00
2,053,000.00
7,905.76
2,053,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.850832927
4.6210000000%
0.00
0.00
0.000000000
4.6210000000%
0.000000000
05947UP36/U05951EL5/05947UQ76
O
10,265,000.00
0.00
0.00
10,265,000.00
39,528.80
10,265,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.845389349
4.6210000000%
0.00
)
(111.76
)
(0.005443920
4.6210000000%
0.000000000
05947UP44/U05951EM3/05947UQ84
P
20,529,323.00
0.00
0.00
20,529,323.00
78,943.24
20,529,323.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW112
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW111
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(111.76
1,642,344,323.00
1,639,091,525.81
7,552,717.73
Total
1,638,377,457.04
714,068.77
0.00
6,838,648.96
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.075073%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Component Mortgage Loan Remic
Statement Date:
ABN AMRO Acct: 722769.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.311900000
5.1742800000%
0.00
0.00
0.000000000
5.1742800000%
0.000000000
CP Senior
33,500,000.00
0.00
0.00
33,500,000.00
144,448.65
33,500,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.006666000
7.4482666667%
0.00
0.00
0.000000000
7.2080000000%
0.000000000
05947UQ92/U05951EN1/05947UR26
CP
5,000,000.00
0.00
0.00
5,000,000.00
30,033.33
5,000,000.00
Total P&I Payment
0.00
0.00
38,500,000.00
38,500,000.00
174,481.98
Total
38,500,000.00
0.00
0.00
174,481.98
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.075073%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Grantor Trust
Statement Date:
ABN AMRO Acct: 722769.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW110
V
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,003,551.85
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,912,130.99
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(111.76
)
(111.76
6,840,834.42
)
(2,185.46
0.00
0.00
0.00
)
(2,185.46
687,814.95
26,253.81
714,068.76
0.01
0.00
0.00
0.00
0.00
0.01
714,068.77
7,554,903.19
7,552,717.73
1,639,091,526.57
86
714,068.76
0.01
0
0.00
0.00
0
0.00
0
1,638,377,457.80
86
71,015.55
1,087,639.31
26,253.81
908,579.14
26,253.81
908,579.14
71,184.81
0.00
0.00
10,816.37
82,001.17
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(71,184.81
6,838,648.96
Interest Not Advanced (
Current Period
)
0.00
908,579.14
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,087,639.31
)
(71,015.55
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Statement Date:
Cash Reconciliation Summary Component Mortgage Loan Subordinate Piece
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
0.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
30,040.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
30,040.00
)
(6.67
0.00
0.00
0.00
)
(6.67
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
30,040.00
30,033.33
5,000,000.00
1
0.00
0.00
0
0.00
0.00
0
0.00
0
5,000,000.00
1
0.00
31,041.33
0.00
30,040.00
0.00
30,040.00
0.00
0.00
0.00
250.00
250.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
30,033.33
Interest Not Advanced (
Current Period
)
0.00
30,040.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(31,041.33
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
111.76
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
111.76
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(111.76
)
(111.76
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
2.00
0.00
0.00
0.00
0.00
0.00
CP
30
30,033.33
30,033.33
30,033.33
0.00
NA
NA
30/360
7.208000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
68,519.21
68,519.21
68,519.21
0.00
30.00%
30.07%
30/360
4.041000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
485,219.75
485,219.75
485,219.75
0.00
30.00%
30.07%
30/360
4.247000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
909,904.00
909,904.00
909,904.00
0.00
30.00%
30.07%
30/360
4.611000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
823,871.75
823,871.75
823,871.75
0.00
30.00%
30.07%
30/360
4.783000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
262,825.35
262,825.35
262,825.35
0.00
30.00%
30.07%
30/360
4.742000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,938,473.22
1,938,473.22
1,938,473.22
0.00
30.00%
30.07%
30/360
4.857000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
672,401.37
672,401.37
672,401.37
0.00
20.00%
20.05%
30/360
4.913000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
449,092.64
449,092.64
449,092.64
0.00
13.38%
13.41%
30/360
4.953000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
50,455.66
50,455.66
50,455.66
0.00
NA
NA
30/360
0.036939237%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
294,177.75
294,177.75
294,177.75
0.00
NA
NA
30/360
0.220356213%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
171,788.16
171,788.16
171,788.16
0.00
10.75%
10.78%
30/360
4.781744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
65,852.74
65,852.74
65,852.74
0.00
9.75%
9.77%
30/360
4.811744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
116,682.35
116,682.35
116,682.35
0.00
8.00%
8.02%
30/360
4.871744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
68,302.50
68,302.50
68,302.50
0.00
7.00%
7.02%
30/360
4.990744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
85,657.06
85,657.06
85,657.06
0.00
5.75%
5.76%
30/360
5.006744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
77,091.35
77,091.35
77,091.35
0.00
4.63%
4.64%
30/360
5.006744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
77,087.18
77,087.18
77,087.18
0.00
3.50%
3.51%
30/360
5.006744734%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
31,623.04
31,623.04
31,623.04
0.00
3.00%
3.01%
30/360
4.621000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
23,717.28
23,717.28
23,717.28
0.00
2.63%
2.63%
30/360
4.621000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
23,717.28
23,717.28
23,717.28
0.00
2.25%
2.26%
30/360
4.621000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
15,811.52
15,811.52
15,811.52
0.00
2.00%
2.00%
30/360
4.621000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
7,905.76
7,905.76
7,905.76
0.00
1.88%
1.88%
30/360
4.621000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
39,528.80
39,528.80
39,528.80
0.00
1.25%
1.25%
30/360
4.621000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
79,055.00
79,096.64
78,943.24
153.40
0.00%
0.00%
30/360
4.621000000%
)
(111.76
41.64
0.00
0.00
0.00
0.00
0.00
0.00
V
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,868,794.05
6,868,835.69
6,868,682.29
153.40
)
(111.76
41.64
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
CP
05947UQ92
NR
NR
NR
A-1
05947UL55
NR
Aaa
AAA
A-2
05947UL63
NR
Aaa
AAA
A-3
05947UL71
NR
Aaa
AAA
A-4
05947UL89
NR
Aaa
AAA
A-AB
05947UL97
NR
Aaa
AAA
A-5
05947UM21
NR
Aaa
AAA
A-M
05947UM39
NR
Aaa
AAA
A-J
05947UM47
NR
Aaa
AAA
XC
05947UM96
NR
Aaa
AAA
XP
05947UM54
NR
Aaa
AAA
B
05947UM62
NR
Aa2
AA
C
05947UM70
NR
Aa3
AA-
D
05947UM88
NR
A2
A
E
05947UN20
NR
A3
A-
F
05947UN38
NR
Baa1
BBB+
G
05947UN46
NR
Baa2
BBB
H
05947UN53
NR
Baa3
BBB-
J
05947UN61
NR
Ba1
BB+
K
05947UN79
NR
Ba2
BB
L
05947UN87
NR
Ba3
BB-
M
05947UN95
NR
B1
BB+
B+
6/30/05

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
N
05947UP28
NR
B2
B
O
05947UP36
NR
B3
B-
P
05947UP44
NR
NR
NR
V
9ABSW110
NR
NR
NR

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Banc of America Commercial Mortgage Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 722769.1
Series 2005-2
Commercial Mortgage Pass-Through Certificates
30-Nov-05
10-Jan-06
10-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
30
114,624,681
6.97
104
5.46
0.11
%
1,000,000 to
5,000,000
%
17
120,529,605
7.33
108
5.34
0.00
%
5,000,000 to 10,000,000
%
10
120,428,904
7.33
107
5.35
0.00
%
10,000,000 to 15,000,000
%
9
156,557,685
9.53
105
5.30
0.00
%
15,000,000 to 20,000,000
%
2
44,340,000
2.70
113
5.41
0.00
%
20,000,000 to 25,000,000
%
3
82,155,000
5.00
80
4.90
0.00
%
25,000,000 to 30,000,000
%
4
127,444,196
7.76
86
5.03
0.00
%
30,000,000 to 35,000,000
%
0
0
0.00
0
0.00
0.00
%
35,000,000 to 40,000,000
%
2
88,000,000
5.35
95
4.93
0.00
%
40,000,000 to 45,000,000
%
1
46,458,571
2.83
109
5.58
0.00
%
45,000,000 to 50,000,000
%
2
100,357,690
6.11
113
5.05
0.00
%
50,000,000 to 55,000,000
%
1
56,050,000
3.41
49
4.27
0.00
%
55,000,000 to 60,000,000
%
0
0
0.00
0
0.00
0.00
%
60,000,000 to 65,000,000
%
0
0
0.00
0
0.00
0.00
%
65,000,000 to 70,000,000
%
1
73,500,000
4.47
113
5.48
0.00
%
70,000,000 to 75,000,000
%
1
77,000,000
4.69
46
4.59
3.48
%
75,000,000 to 80,000,000
%
0
0
0.00
0
0.00
0.00
%
80,000,000 to 85,000,000
%
1
88,600,000
5.39
76
4.74
0.00
%
85,000,000 to 90,000,000
%
1
95,000,000
5.78
110
5.94
0.00
%
90,000,000 to 95,000,000
%
2
252,331,126
15.35
63
4.50
0.00
%
95,000,000 &
Above
%
142,331,126
1,967,293
1,643,377,458
87
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
18,889,396
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
5
258,018,626
15.70
36
3.97
0.04
%
3.400%
%
to
4.500%
54
933,153,636
56.78
97
5.09
0.29
%
4.500%
%
to
5.500%
28
452,205,196
27.52
111
5.68
0.01
%
5.500%
%
&
Above
87
1,643,377,458
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
3.719%
7.270%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
0
0
0.00
0
0.00
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
0
0
0.00
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
1
142,331,126
8.66
25
3.72
0.00
%
%
25
to
36
8
230,902,500
14.05
49
4.49
1.20
%
%
37
to
60
78
1,270,143,832
77.29
106
5.33
0.00
%
%
61
to
120
0
0
0.00
0
0.00
0.00
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
115
25
87
1,643,377,458
Minimum Remaining Term
Maximum Remaining Term
%
100.00

Banc of America Commercial Mortgage Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 722769.1
Series 2005-2
Commercial Mortgage Pass-Through Certificates
30-Nov-05
10-Jan-06
10-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
1
2,368,854
0.14
111
5.74
1.34
%
%
1.000 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 2.000
1
4,108,500
0.25
49
4.37
2.41
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
1
77,000,000
4.69
46
4.59
3.48
%
%
3.001 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 4.000
0
0
0.00
0
0.00
0.00
%
%
4.001 & Above
84
1,559,900,104
94.92
93
5.10
0.00
%
%
Unknown
3.480
1.340
87
1,643,377,458
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
49
709,009,113
43.14
110
5.37
0.00
%
%
1.000 1.500
24
446,205,286
27.15
97
5.15
0.00
%
%
1.501 2.000
11
402,804,559
24.51
60
4.58
0.00
%
%
2.001 2.500
1
4,108,500
0.25
49
4.37
2.41
%
%
2.501 3.000
2
81,250,000
4.94
49
4.62
3.30
%
%
3.001 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 4.000
0
0
0.00
0
0.00
0.00
%
%
4.001 & Above
3.190
1.200
87
1,643,377,458 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
27
402,215,329
24.47
97
5.11
0.00
%
%
New York
4
234,288,853
14.26
113
5.52
0.00
%
%
Nevada
5
199,399,755
12.13
50
4.20
0.00
%
%
Washington
8
106,843,621
6.50
99
5.21
0.00
%
%
CMBS Certificate
1
95,000,000
5.78
110
5.94
0.00
%
%
Arizona
3
91,835,519
5.59
57
4.75
2.92
%
%
Texas
6
81,229,287
4.94
92
5.41
0.00
%
%
Maryland
3
68,737,356
4.18
112
5.06
0.00
%
%
Florida
6
59,512,495
3.62
111
5.28
0.00
%
%
Minnesota
1
56,050,000
3.41
49
4.27
0.00
%
%
Massachusetts
2
48,068,038
2.92
114
5.13
0.00
%
%
Utah
1
30,149,000
1.83
52
4.30
0.00
%
%
New Jersey
2
26,695,889
1.62
113
5.22
0.00
%
%
Ontario
1
25,380,000
1.54
51
4.30
0.00
%
%
Georgia
3
18,578,596
1.13
112
5.29
0.00
%
%
North Carolina
3
17,108,500
1.04
89
5.21
0.58
%
%
New Mexico
1
13,300,000
0.81
113
5.22
0.00
%
%
Colorado
1
13,200,000
0.80
111
5.58
0.00
%
%
New Hampshire
1
10,216,955
0.62
114
5.54
0.00
%
%
Missouri
1
10,200,000
0.62
54
5.20
0.00
%
%
Alabama
1
10,037,543
0.61
112
5.58
0.00
%
%
Michigan
2
8,949,960
0.54
112
5.72
0.00
%
%
Ohio
1
8,285,000
0.50
54
4.67
0.00
%
%
Kansas
1
3,645,059
0.22
111
5.38
0.00
%
%
Virginia
1
2,368,854
0.14
111
5.74
1.34
%
%
Wisconsin
1
2,081,850
0.13
111
5.81
0.00
%
%
100.00
1,643,377,458
87
%

Banc of America Commercial Mortgage Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 722769.1
Series 2005-2
Commercial Mortgage Pass-Through Certificates
30-Nov-05
10-Jan-06
10-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
25
753,355,783
45.84
87
5.02
0.36
%
%
Retail
25
410,811,458
25.00
81
4.70
0.02
%
%
Multifamily
11
235,317,698
14.32
107
5.36
0.00
%
%
Lodging
4
127,982,564
7.79
110
5.85
0.00
%
%
Self Storage
15
62,615,159
3.81
109
5.41
0.05
%
%
Industrial
6
33,564,796
2.04
112
5.33
0.00
%
%
Other
1
19,730,000
1.20
54
4.82
0.00
%
%
1,643,377,458
87
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
40
528,031,469
32.13
88
4.92
0.01
%
%
IO Maturity Balloon
28
817,354,224
49.74
87
5.08
0.34
%
%
IO/Amortizing/Balloon
19
297,991,765
18.13
106
5.33
0.00
%
%
1,643,377,458
87
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
84
1,527,877,458
92.97
94
0.01
%
%
5.09
0
to
12
3
115,500,000
7.03
54
2.32
%
%
4.89
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
87
1,643,377,458
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
1
142,331,126
8.66
25
3.72
0.00
%
%
2008
1
77,000,000
4.69
46
4.59
3.48
%
%
2009
7
153,902,500
9.37
51
4.43
0.06
%
%
2010
2
38,500,000
2.34
70
5.50
0.00
%
%
2011
6
171,131,526
10.41
76
4.89
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
1
32,800,000
2.00
108
5.00
0.00
%
%
2014
69
1,027,712,306
62.54
112
5.41
0.00
%
%
2015
0
0
0.00
0
0.00
0.00
%
%
2016 & Greater
100.00
1,643,377,458
87
%

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Component Mortgage Loan Subordinate Piece
ABN AMRO Acct: 722769.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
100.00%
99.46%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
91
173
4.86%
4.80%
0
0
86
1,638,377,457.80
0
0.00
0
0.00
0
0.00
0
0.00
12-Dec-05
100.00%
99.50%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
92
346
5.01%
4.95%
0
0
86
1,639,091,526.57
0
0.00
0
0.00
0
0.00
0
0.00
10-Nov-05
100.00%
99.54%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
93
174
4.86%
4.80%
0
0
86
1,639,730,436.39
0
0.00
0
0.00
0
0.00
0
0.00
11-Oct-05
100.00%
99.58%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
94
175
5.01%
4.95%
0
0
86
1,640,439,067.99
0
0.00
0
0.00
0
0.00
0
0.00
12-Sep-05
100.00%
99.62%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
95
176
5.01%
4.95%
0
0
86
1,641,072,383.10
0
0.00
0
0.00
0
0.00
0
0.00
10-Aug-05
100.00%
99.66%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
96
176
4.86%
4.80%
0
0
86
1,641,703,075.29
0
0.00
0
0.00
0
0.00
0
0.00
11-Jul-05
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Component Mortgage Loan Subordinate Piece
Amort
ABN AMRO Acct: 722769.1
Series 2005-2
12-Dec-05
1
1.16%
5,000,000
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
70
346
7.27%
7.21%
0
0
0
0
10-Nov-05
1
1.16%
5,000,000
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
71
347
7.51%
7.45%
0
0
0
0
11-Oct-05
1
1.16%
5,000,000
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
72
348
7.27%
7.21%
0
0
0
0
12-Sep-05
1
1.16%
5,000,000
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
73
349
7.51%
7.45%
0
0
0
0
10-Aug-05
1
1.16%
5,000,000
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
74
350
7.51%
7.45%
0
0
0
0
11-Jul-05
1
1.16%
5,000,000
0.30%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
75
351
7.27%
7.21%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-05
197,459.48
197,459.48
0.00
B
7
1-Nov-05
144,493.32
144,493.32
0.00
B
13
1-Nov-05
106,463.66
106,463.66
0.00
B
16
1-Nov-05
122,085.75
122,085.75
0.00
B
20
1-Nov-05
89,623.13
89,623.13
0.00
B
21
1-Nov-05
100,868.83
100,868.83
0.00
B
23
1-Nov-05
114,949.92
114,949.92
0.00
B
25
1-Nov-05
38,448.33
38,448.33
0.00
B
43
1-Nov-05
20,440.53
20,440.53
0.00
B
76
1-Nov-05
30,040.00
30,040.00
0.00
B
13B
964,872.95
964,872.95
Total
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
3.72%
1-Jan-08
BACM502A
Retail
0.00
142,331,126
665,731
1
NY
5.51%
1-May-15
BACM502A
Multifamily
0.00
110,000,000
505,083
2
5.94%
1-Feb-15
BACM502A
Lodging
0.00
95,000,000
469,973
3
CA
4.74%
1-Apr-12
BACM502A
Office
0.00
88,600,000
349,681
4
31-Dec-04
AZ
4.59%
1-Oct-09
BACM502A
Office
3.48
77,000,000
294,397
5
NY
5.48%
1-May-15
BACM502A
Office
0.00
73,500,000
335,742
6
MN
4.27%
1-Jan-10
BACM502A
Office
0.00
56,050,000
199,328
B
7
MD
5.04%
1-Apr-15
BACM502A
Office
0.00
50,337,356
299,241
8
CA
5.07%
1-Jul-15
BACM502A
Retail
0.00
50,020,334
272,023
9
CA
5.58%
1-Jan-15
BACM502A
Office
0.00
46,458,571
269,151
10
CA
4.78%
1-Apr-12
BACM502A
Office
0.00
44,000,000
175,308
11
MA
5.07%
1-Jun-15
BACM502A
Retail
0.00
44,000,000
185,900
12
TX
5.24%
1-Oct-11
BACM502B
Office
0.00
33,500,000
146,168
B
13
WA
5.00%
1-Dec-14
BACM502A
Office
0.00
32,800,000
136,694
14
NY
5.55%
1-May-15
BACM502A
Office
0.00
30,995,196
143,327
15
UT
4.30%
1-Apr-10
BACM502A
Office
0.00
30,149,000
107,971
B
16
FL
5.03%
1-Mar-15
BACM502A
Multifamily
0.00
28,875,000
120,986
17
CA
4.82%
1-Jun-10
BACM502A
Other
0.00
19,730,000
79,216
18
OH
4.67%
1-Jun-10
BACM502A
Retail
0.00
8,285,000
32,229
19
WA
5.31%
1-Mar-12
BACM502A
Multifamily
0.00
27,900,000
123,481
B
20
ON
4.30%
1-Mar-10
BACM502A
Office
0.00
25,380,000
90,892
B
21
NV
5.19%
1-May-15
BACM502A
Retail
0.00
22,640,000
97,843
22
CA
5.64%
1-May-15
BACM502A
Office
0.00
21,700,000
101,954
B
23
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
5.21%
1-May-15
BACM502A
Office
0.00
19,847,814
109,946
24
NY
5.69%
1-Feb-15
BACM502A
Office
0.00
19,793,657
115,941
B
25
TX
5.22%
1-May-15
BACM502A
Multifamily
0.00
17,150,000
74,603
26
NV
5.41%
1-Apr-15
BACM502A
Office
0.00
16,856,535
95,566
27
CA
5.24%
1-May-15
BACM502A
Office
0.00
16,120,000
70,324
28
WA
5.23%
1-Apr-15
BACM502A
Retail
0.00
15,859,680
88,125
29
TX
5.22%
1-May-15
BACM502A
Multifamily
0.00
15,700,000
68,295
30
NV
5.69%
1-Jun-15
BACM502A
Retail
0.00
15,500,000
73,535
31
CA
5.34%
1-May-15
BACM502A
Office
0.00
13,960,000
62,075
32
NM
5.22%
1-May-15
BACM502A
Retail
0.00
13,300,000
57,844
33
CO
5.58%
1-Mar-15
BACM502A
Lodging
0.00
13,200,000
61,380
34
CA
5.19%
1-May-15
BACM502A
Retail
0.00
13,096,000
56,597
35
AZ
5.58%
1-Mar-15
BACM502A
Lodging
0.00
12,853,229
59,768
36
MD
5.11%
1-Apr-15
BACM502A
Office
0.00
12,400,000
52,772
37
GA
5.25%
1-May-15
BACM502A
Retail
0.00
11,165,177
62,144
38
NH
5.54%
1-Jun-15
BACM502A
Office
0.00
10,216,955
58,601
39
MO
5.20%
1-Jun-10
BACM502A
Office
0.00
10,200,000
44,175
40
AL
5.58%
1-Apr-15
BACM502A
Multifamily
0.00
10,037,543
57,937
41
CA
5.38%
1-Apr-15
BACM502A
Industrial
0.00
9,383,287
57,659
42
CA
5.13%
1-May-15
BACM502A
Industrial
0.00
9,200,000
39,292
B
43
NC
5.43%
1-May-15
BACM502A
Retail
0.00
9,100,000
41,140
44
CA
5.17%
1-Mar-15
BACM502A
Self Storage
0.00
4,100,000
17,654
45
CA
5.08%
1-Mar-15
BACM502A
Self Storage
0.00
4,100,000
17,357
46
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.21%
1-Mar-15
BACM502A
Retail
0.00
7,921,230
43,983
47
WA
5.37%
1-May-15
BACM502A
Office
0.00
7,742,623
43,644
48
FL
5.40%
1-Feb-15
BACM502A
Self Storage
0.00
7,714,723
43,799
49
FL
5.40%
1-Jun-15
BACM502A
Retail
0.00
7,040,000
31,674
50
TX
5.70%
1-May-15
BACM502A
Lodging
0.00
6,929,335
43,805
51
NJ
5.26%
1-May-15
BACM502A
Office
0.00
6,848,075
38,153
52
CA
5.21%
1-May-15
BACM502A
Multifamily
0.00
6,752,000
29,321
53
CA
5.14%
1-Jun-15
BACM502A
Retail
0.00
6,158,623
33,800
54
MD
5.20%
1-Apr-15
BACM502A
Industrial
0.00
6,000,000
26,020
55
FL
5.45%
1-Jan-15
BACM502A
Self Storage
0.00
5,600,000
25,443
56
MI
5.93%
1-Apr-15
BACM502A
Retail
0.00
5,380,405
32,243
57
FL
5.74%
1-Apr-15
BACM502A
Self Storage
0.00
5,316,965
31,224
58
WA
5.54%
1-Apr-15
BACM502A
Retail
0.00
5,157,340
29,665
59
FL
5.70%
1-May-15
BACM502A
Self Storage
0.00
4,965,807
29,026
60
CA
5.21%
1-May-15
BACM502A
Multifamily
0.00
4,936,278
21,444
61
CA
5.28%
1-Jan-15
BACM502A
Self Storage
0.00
4,889,435
27,426
62
CA
5.22%
1-Jan-15
BACM502A
Self Storage
0.00
4,839,322
26,967
63
WA
5.32%
1-Mar-15
BACM502A
Self Storage
0.00
4,803,317
26,987
64
CA
5.22%
1-May-15
BACM502A
Multifamily
0.00
4,708,200
20,481
65
CA
5.73%
1-Apr-15
BACM502A
Retail
0.00
4,676,835
27,444
66
WA
5.30%
1-Apr-12
BACM502A
Multifamily
0.00
4,659,432
26,108
67
CA
5.21%
1-May-15
BACM502A
Multifamily
0.00
4,599,246
19,972
68
GA
5.50%
1-Apr-15
BACM502A
Industrial
0.00
4,462,742
25,551
69
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.69%
1-Jul-15
BACM502A
Retail
0.00
4,468,340
21,199
70
CA
5.11%
1-Mar-15
BACM502A
Self Storage
0.00
4,250,000
18,098
71
31-Dec-04
NC
4.37%
1-Jan-10
BACM502A
Retail
2.41
4,108,500
14,948
72
MA
5.78%
1-Apr-15
BACM502A
Retail
0.00
4,068,038
24,005
73
NC
5.58%
1-Mar-12
BACM502A
Office
0.00
3,900,000
18,125
74
CA
5.26%
1-Jan-15
BACM502A
Retail
0.00
3,900,000
17,098
75
KS
5.38%
1-Mar-15
BACM502A
Self Storage
0.00
3,645,059
20,623
B
76
MI
5.40%
1-Apr-15
BACM502A
Retail
0.00
3,569,555
20,215
77
CA
5.78%
1-Jan-15
BACM502A
Retail
0.00
3,164,648
18,737
78
GA
5.10%
1-Feb-15
BACM502A
Retail
0.00
2,950,676
17,713
79
TX
5.59%
1-Jan-15
BACM502A
Retail
0.00
2,949,952
18,579
80
CA
5.44%
1-Mar-15
BACM502A
Industrial
0.00
2,436,917
13,871
81
31-Dec-04
VA
5.74%
1-Mar-15
BACM502A
Self Storage
1.34
2,368,854
15,077
82
WI
5.81%
1-Mar-15
BACM502A
Industrial
0.00
2,081,850
12,341
83
NV
5.60%
1-Mar-12
BACM502A
Self Storage
0.00
2,072,094
13,015
84
AZ
5.70%
1-Mar-15
BACM502A
Self Storage
0.00
1,982,290
11,613
85
CA
5.71%
1-Jan-15
BACM502A
Self Storage
0.00
1,967,293
12,535
86
TX
7.27%
1-Oct-11
BACM502C
Office
0.00
5,000,000
30,290
B
13B
1,643,377,458
7,667,306
0
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

Banc of America Commercial Mortgage Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722769.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2005 - 09:50 (W057-W113) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..